UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 30, 2017

LAYNE CHRISTENSEN COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34195 (Commission File Number)	48-0920712 (I.R.S. Employer Identification No.)

1800 Hughes Landing Blvd., Ste. 800

The Woodlands, Texas  77380

(Address of principal executive offices)(Zip Code)

(281) 475-2600

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.COMPLETION OF ACQUISITON OR DISPOSITION OF ASSETS

On April 30, 2017 Layne Christensen Company ("Layne") and certain of its subsidiaries (collectively, the "Company"), closed on its previously announced Asset Purchase Agreement (the "Purchase Agreement") selling substantially all of the assets of Layne's Heavy Civil business for $10.1 million, less an estimate of the business segment’s working capital adjustment of $4.3 million (subject to customary post-closing true-up).  The purchaser of the Heavy Civil business is Reycon Partners LLC (the "Buyer"), which is owned by a group of private investors, including members of the current Heavy Civil senior management team.

The total value of the consideration paid pursuant to the Purchase Agreement was determined through arm’s length negotiations between the Company and the Buyer that took into account a number of factors of the Heavy Civil business, including historical revenues, operating history, business contracts and other factors.

Subject to certain exceptions, the Buyer assumed the Company's obligations under the contracts of the Heavy Civil business that were open as of the date of the Purchase Agreement and the Company retained other obligations of the business, including warranty obligations and litigation matters for the business' contracts that were completed as of the date of the Purchase Agreement.

The full text of the Asset Purchase Agreement, as amended, for this sale is attached as Exhibits 2.1, 2.2 and 2.3 to this Form 8-K and is incorporated by reference herein.  Unaudited Pro Forma Financial Statements and accompanying notes are attached as Exhibit 99.1 to this current report and incorporated herein by reference.

Item 7.01.REGULATION FD DISCLOSURE

A copy of the May 1, 2017 press release announcing the closing of the sale of Layne’s Heavy Civil business is attached to this current report as Exhibit 99.2 and is incorporated herein by reference.  This press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference therein.

Item 9.01FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro Forma Financial Information

The following Unaudited Pro Forma Consolidated Financial Statements are furnished with this Form 8-K as Exhibit 99.1 and are incorporated herein by reference:

•

The Unaudited Pro Forma Consolidated Statements of Operations for the fiscal years ended January 31, 2017, 2016 and 2015 are presented as if the disposition of Heavy Civil occurred on February 1, 2014.

•	The Unaudited Pro Forma Consolidated Balance Sheet of Layne as of January 31, 2017 is presented as if the disposition of Heavy Civil occurred on February 1, 2016.

The Unaudited Pro Forma Consolidated Financial Statements are presented for illustrative purposes only and are not intended to represent or be indicative of our consolidated results of operations or financial position that would have been reported had the disposition of Heavy Civil been completed as of the dates presented, and should not be taken as representation of our future consolidated results of operations or financial condition. The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable under the circumstances.

(d) Exhibits

Exhibit Number	Description of Exhibit

Exhibit 2.1

Asset Purchase Agreement, dated February 8, 2017, by and among Layne Christensen Company and certain subsidiaries, as Sellers, and Reycon Partners, LLC, as Buyer (filed as Exhibit 2.1 to Layne’s Form 10-K filed April 10, 2017, and incorporated herein by this reference).

Exhibit 2.2	Amendment No. 1 to Asset Purchase Agreement, dated March 20, 2017, by and among Layne Christensen Company and certain subsidiaries, as Sellers, and Reycon Partners, LLC, as Buyer.
Exhibit 2.3	Amendment No. 2 to Asset Purchase Agreement, dated April 28, 2017, by and among Layne Christensen Company and certain subsidiaries, as Sellers, and Reycon Partners, LLC, as Buyer.
Exhibit 99.1	Unaudited Pro Forma Financial Statements and accompanying notes
Exhibit 99.2	Press Release dated May 1, 2017 of Layne Christensen Company, furnished pursuant to Item 7.01

*The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Layne Christensen Company undertakes to furnish supplemental copies of any of the omitted schedules or exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAYNE CHRISTENSEN COMPANY
(Registrant)

Date: May 4, 2017	By:	/s/ J. Michael Anderson
J. Michael Anderson Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

Exhibit 2.1

Asset Purchase Agreement, dated February 8, 2017, by and among Layne Christensen Company and certain subsidiaries, as Sellers, and Reycon Partners, LLC, as Buyer (filed as Exhibit 2.1 to Layne’s Form 10-K filed April 10, 2017, and incorporated herein by this reference).

Exhibit 2.2	Amendment No. 1 to Asset Purchase Agreement, dated March 20, 2017, by and among Layne Christensen Company and certain subsidiaries, as Sellers, and Reycon Partners, LLC, as Buyer.
Exhibit 2.3	Amendment No. 2 to Asset Purchase Agreement, dated April 28, 2017, by and among Layne Christensen Company and certain subsidiaries, as Sellers, and Reycon Partners, LLC, as Buyer.
Exhibit 99.1	Unaudited Pro Forma Financial Statements and accompanying notes
Exhibit 99.2	Press Release dated May 1, 2017 of Layne Christensen Company, furnished pursuant to Item 7.02

*The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Layne Christensen Company undertakes to furnish supplemental copies of any of the omitted schedules or exhibits upon request by the Securities and Exchange Commission.